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                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      July 7, 1997
                                                ------------------------


                        Commercial Credit Company
      --------------------------------------------------------------
          (Exact name of registrant as specified in its charter)


      Delaware                   1-6594                52-0883351
    (State or other           (Commission             (IRS Employer
    jurisdiction of           File Number)            Identification No.)
    incorporation)

    300 Saint Paul Place, Baltimore, Maryland                21202
    ----------------------------------------------------------------
    (Address of principal executive offices)              (Zip Code)

                              (410) 332-3000
      --------------------------------------------------------------
           (Registrant's telephone number, including area code)


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                             COMMERCIAL CREDIT COMPANY
                             Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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    Exhibits:

   Exhibit No.     Description
   -----------     -----------

    1.01 Terms Agreement, dated July 7, 1997, between the Company and Salomon Brothers Inc, ABN AMRO Chicago Corporation, BancAmerica Securities, Inc., Banc One Capital Corporation, PaineWebber Incorporated and Prudential Securities Incorporated, as Underwriters, relating to the offer and sale of the Company's 6.45% Notes due July 1, 2002.

    1.02 Terms Agreement, dated July 7, 1997, between the Company and Salomon Brothers Inc and PaineWebber Incorporated, as Underwriters, relating to the offer and sale of the Company's 6.75% Notes due July 1, 2007.

    4.01           Form of Note for the Company's 6.45% Notes due July 1, 2002.

    4.02           Form of Note for the Company's 6.75% Notes due July 1, 2007.



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                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  July 9, 1997                   COMMERCIAL CREDIT COMPANY



                                  By   /s/ Firoz B. Tarapore
                                    -------------------------------
                                      Firoz B. Tarapore
                                      Vice President and
                                      Assistant Treasurer








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